U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2009

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 2.02  Results of Operations and Financial Condition.

On January 16, 2009, Citigroup Inc. announced its results of operations for the quarter ended December 31, 2008. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. In addition, a copy of the Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended December 31, 2008 is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number
99.1	Press Release, dated January 16, 2009, issued by Citigroup Inc.

99.2	Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: January 16, 2009
	By:	/s/ JOHN C. GERSPACH
Name: John C. Gerspach
Title: Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated January 16, 2009, issued by Citigroup Inc.

99.2	Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended December 31, 2008.